Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
22.	Subsequent events

In January 2020, the Company closed an underwritten public offering of 5,500,000 American depositary shares (“ADSs”) at a price of $47.50 per ADS. In addition, the underwriters fully exercised their option to purchase an additional 800,000 ADSs at the public offering price. Total proceeds, net of underwriting fees and offering expenses, were $280,568.

From January to April 2019, the Company granted 842,500 share options to certain management and employees of the Group at the exercise price from $44.94 to $51.48 per share under the 2017 Plan with a vesting period of 20% of the awards vesting on the anniversary date one year after the grant date.

From January to April 2019, 50,000 ordinary shares were authorized for grant to independent directors of the Group. The restricted shares shall vest and be released from the restrictions in full on the first anniversary from the date of the agreement. 12,000 ordinary shares were authorized for grant to certain management and employees of the Company. One fifth of the restricted shares shall vest and be released from the restrictions on each yearly anniversary of the date of the agreement.

In March 2020, the Group entered into an Exclusive Promotion Agreement with Huizheng (Shanghai) Pharmaceutical Technology Co., Ltd, or Hanhui. Under the terms of the agreement, the Company will leverage Hanhui’s existing infrastructure to optimize an anticipated future commercial launch of omadacycline in China given that omadacycline is a broad spectrum antibiotic in both the hospital and community setting. In consideration for the exclusive partner grant to the Hanhui for the territory, Hanhui paid the Group a non-creditable, up-front payment of RMB90,000 in April 2020.

In April 2020, the Group entered into a Collaboration Agreement with a wholly-owned subsidiary of Regeneron Pharmaceuticals, Inc., or Regeneron. Under the terms of the agreement, Regeneron will receive a $30,000 upfront payment and is eligible to receive up to $160,000 in additional regulatory and sales milestones. The Group will contribute to the global development costs for REGN1979 for certain trials and will receive the rights to develop and exclusively commercialize REGN1979 in oncology in mainland China, Hong Kong, Taiwan and Macau. Additionally, the Group will make payments to Regeneron based on net sales, such that Regeneron shares in a significant portion of any potential profits. Regeneron will be responsible for the manufacture and supply of REGN1979 for development and commercialization in the region.

Beginning in January 2020, the outbreak of COVID-19 created business interruptions for companies in China including the Group. For example in the biopharma sector, patients were having difficulties accessing hospitals resulting in fewer opportunities for patients to receive health care services and treatment. The COVID-19 outbreak has been largely contained in China as of April 2020 and the Group does not appear to have been materially impacted; however, outbreaks may occur again which could cause business disruptions in the future.